
<ARTICLE>                     5
<LEGEND>
     This Exhibit  contains  summary  financial  information  extracted from the
     Registrant's  unaudited  consolidated  financial  statements for the period ended March 31, 1999 and is  qualified in its entirety by reference to such financial  statements.  This Exhibit shall not be deemed filed for purposes of  Section  11 of  the  Securities  Act  of  1933  and  Section  18 of the
     Securities  Exchange Act of 1934, or otherwise  subject to the liability of such  Sections,  nor shall it be deemed a part of any  other  filing  which incorporates  this report by reference,  unless such other filing expressly incorporates this Exhibit by reference.
</LEGEND>
<MULTIPLIER>                                     1,000
<CURRENCY>                                U.S. DOLLARS

<PERIOD-TYPE>                   3-MOS
<FISCAL-YEAR-END>                          DEC-29-1999
<PERIOD-START>                             DEC-31-1998
<PERIOD-END>                               MAR-31-1999
<EXCHANGE-RATE>                                      1
<CASH>                                           1,263
<SECURITIES>                                         0
<RECEIVABLES>                                    2,608
<ALLOWANCES>                                         0
<INVENTORY>                                      2,966
<CURRENT-ASSETS>                                12,239
<PP&E>                                          58,325
<DEPRECIATION>                                   1,685
<TOTAL-ASSETS>                                 134,136
<CURRENT-LIABILITIES>                           57,442
<BONDS>                                         73,463
<PREFERRED-MANDATORY>                                0
<PREFERRED>                                          0
<COMMON>                                         1,349
<OTHER-SE>                                     (4,882)
<TOTAL-LIABILITY-AND-EQUITY>                   134,136
<SALES>                                         60,941
<TOTAL-REVENUES>                                60,941
<CGS>                                           16,463
<TOTAL-COSTS>                                   55,838
<OTHER-EXPENSES>                                 2,831
<LOSS-PROVISION>                                     0
<INTEREST-EXPENSE>                               2,606
<INCOME-PRETAX>                                  (334)
<INCOME-TAX>                                     (135)
<INCOME-CONTINUING>                              (199)
<DISCONTINUED>                                       0
<EXTRAORDINARY>                                      0
<CHANGES>                                            0
<NET-INCOME>                                     (199)
<EPS-PRIMARY>                                    (.02)
<EPS-DILUTED>                                    (.02)

